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                                                                  Exhibit 10.11a


                       AMENDMENT TO EMPLOYMENT AGREEMENT

     This Amendment to Employment Agreement (this "Amendment"), is made and entered into as of the 31 day of May, 2000, by and between Cidera, Inc., a Delaware corporation (the "Company"), and Robert M. Dunham (the "Executive").

                                    Recitals

     A. The Company and the Executive are parties to an Employment Agreement, dated as of June 1, 1998 (the "Employment Agreement").

     B. The Company and the Executive desire to amend the Employment Agreement as hereinafter set forth.

                                   Agreement

     In consideration of the promises and the terms and conditions set forth in this Amendment, the parties agree as follows:

     1.  Amendment to Employment Agreement.

         (a) Section 1 of the Employment Agreement is amended and restated in its entirety to read as set forth on Schedule A attached hereto.

         (b) Section 3 of the Employment Agreement is amended and restated in its entirety to read as set forth on Schedule B attached hereto.

     2. Effectiveness. This Amendment shall become effective immediately upon execution by the Company and the Employee. Other than the amendment set forth herein, the Employment Agreement shall remain in full force and effect.

                           [SIGNATURE PAGE FOLLOWS]






                                      1.
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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


                              CIDERA, INC., a Delaware corporation


                              By: /s/ Richard J. Hanna
                                  ______________________________
                                  Name: Richard J. Hanna

                                  Title: President and CEO


                                  /s/ Robert M. Dunham
                                  ______________________________
                                  Robert M. Dunham
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                                  SCHEDULE A

                AMENDMENT TO SECTION 1 OF EMPLOYMENT AGREEMENT

     Section 1 of the Employment Agreement is hereby amended and restated in its entirety to read as follows:

     1.  EMPLOYMENT AND TERM.
         -------------------

         (a) Initial Term. The Company agrees to employ the Employee and the Employee agrees to work for the Company, subject to the terms and conditions below, for an additional one (1) year term, beginning June 1, 2000, and ending May 31, 2001.

         (b) Renewal. The term of the Employee's employment may be renewed for additional one year terms at the sole discretion of the Company, upon ninety
(90) days notice to the Employee.
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                                  SCHEDULE B

                AMENDMENT TO SECTION 3 OF EMPLOYMENT AGREEMENT


     Section 3 of the Employment Agreement is hereby amended and restated in its entirety to read as follows:

     3.  Title; Duties.  The Employee shall be employed as Executive Vice
         -------------
President, Operations and Development, and shall perform duties that are executive in nature, consistent with his title. The Employee shall diligently and conscientiously devote his full time and attention and his best efforts to discharge the duties assigned to him from time to time by the Company. The Company shall have the right to reassign the Employee to any other management position for which the Employee is otherwise qualified, provided that the new management position meets the following criteria: (i) it entails duties that would typically be assigned to a senior executive of the Company; (ii) it does not result in a reduction in pay or benefits; and (iii) the Employee is not required to relocate outside of the Maryland suburbs of the Washington, D.C. area. In the event that the Company reassigns the employee to a position which does not meet these requirements, the Employee may elect to treat such reassignment as a termination without cause, as defined in Section 5 and the
                                                           ---------
Employee shall be eligible for all rights defined in Section 5(c) below.
                                                     ------------





                                      2.